Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2023

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	September 30,	Percent Changes vs.
	2023	2023	2022	2Q23	3Q22
Net interest income (1)	$1,379	$1,357	$1,412	2%	(2)%
FTE adjustment	(11)	(11)	(8)	—	(38)
Net interest income	1,368	1,346	1,404	2	(3)
Provision for credit losses	99	92	106	8	(7)
Noninterest income	509	495	498	3	2
Noninterest expense	1,090	1,050	1,053	4	4
Income before income taxes	688	699	743	(2)	(7)
Provision for income taxes	136	134	146	1	(7)
Income after income taxes	552	565	597	(2)	(8)
Income attributable to non-controlling interest	5	6	3	(17)	67
Net income attributable to Huntington	547	559	594	(2)	(8)
Dividends on preferred shares	37	40	29	(8)	28
Net income applicable to common shares	$510	$519	$565	(2)%	(10)

Net income per common share - diluted	$0.35	$0.35	$0.39	—%	(10)%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	7.12	7.33	6.40	(3)	11
Average common shares - basic	1,448	1,446	1,443	—	—
Average common shares - diluted	1,468	1,466	1,465	—	—
Ending common shares outstanding	1,448	1,448	1,443	—	—
Return on average assets	1.16%	1.18%	1.31%
Return on average common shareholders’ equity	12.4	12.7	13.9
Return on average tangible common shareholders’ equity (2)	19.5	19.9	21.9
Net interest margin (1)	3.20	3.11	3.42
Efficiency ratio (3)	57.0	55.9	54.4
Effective tax rate	19.7	19.3	19.7
Average total assets	$186,599	$190,746	$179,557	(2)	4
Average earning assets	170,948	174,909	164,024	(2)	4
Average loans and leases	120,784	121,345	116,964	—	3
Average total deposits	$148,150	$145,559	$146,008	2	1
Average core deposits (4)	143,110	140,736	141,691	2	1
Average Huntington shareholders’ equity	18,741	18,844	18,317	(1)	2
Average common total shareholders' equity	16,256	16,359	16,150	(1)	1
Average tangible common shareholders' equity	10,568	10,662	10,413	(1)	1
Total assets at end of period	186,650	188,505	179,402	(1)	4
Total Huntington shareholders’ equity at end of period	18,483	18,788	17,136	(2)	8

NCOs as a % of average loans and leases	0.24%	0.16%	0.15%
NAL ratio	0.49	0.42	0.51
NPA ratio (5)	0.52	0.46	0.53
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.83	1.80	1.79
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.96	1.93	1.89
Common equity tier 1 risk-based capital ratio (6)	10.10	9.82	9.27
Tangible common equity / tangible asset ratio (7)	5.70	5.80	5.32
See Notes to the Quarterly and Year to Date Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2023	2022	Amount	Percent
Net interest income (1)	$4,154	$3,833	$321	8%
FTE adjustment	(31)	(22)	(9)	(41)
Net interest income	4,123	3,811	312	8
Provision for credit losses	276	198	78	39
Noninterest income	1,516	1,482	34	2
Noninterest expense	3,226	3,124	102	3
Income before income taxes	2,137	1,971	166	8
Provision for income taxes	414	371	43	12
Income after income taxes	1,723	1,600	123	8
Income attributable to non-controlling interest	15	7	8	114
Net income attributable to Huntington	1,708	1,593	115	7
Dividends on preferred shares	106	85	21	25
Net income applicable to common shares	$1,602	$1,508	$94	6%

Net income per common share - diluted	$1.09	$1.03	$0.06	6%
Cash dividends declared per common share	0.465	0.465	—	—

Average common shares - basic	1,446	1,441	5	—
Average common shares - diluted	1,468	1,464	4	—

Return on average assets	1.22%	1.20%
Return on average common shareholders’ equity	13.2	12.3
Return on average tangible common shareholders’ equity (2)	20.8	19.1
Net interest margin (1)	3.24	3.15
Efficiency ratio (3)	56.2	58.0
Effective tax rate	19.4	18.8

Average total assets	$187,419	$177,917	$9,502	5%
Average earning assets	171,663	162,560	9,103	6
Average loans and leases	120,851	114,039	6,812	6
Average total deposits	146,625	144,656	1,969	1
Average core deposits (4)	141,648	140,890	758	1
Average Huntington shareholders’ equity	18,607	18,534	73	—
Average common total shareholders' equity	16,197	16,367	(170)	(1)
Average tangible common shareholders' equity	10,496	10,754	(258)	(2)

NCOs as a % of average loans and leases	0.20%	0.08%
NAL ratio	0.49	0.51
NPA ratio (5)	0.52	0.53
See Notes to the Quarterly and Year to Date Key Statistics.

Notes to the Quarterly and Year to Date Key Statistics
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)September 30, 2023, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,
(dollar amounts in millions)	2023	2022	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,602	$1,796	(11)%
Interest-bearing deposits at Federal Reserve Bank	9,833	4,908	100
Interest-bearing deposits in banks	258	214	21
Trading account securities	121	19	537
Available-for-sale securities	21,863	23,423	(7)
Held-to-maturity securities	16,148	17,052	(5)
Other securities	718	854	(16)
Loans held for sale	603	529	14
Loans and leases (1)	120,853	119,523	1
Allowance for loan and lease losses	(2,208)	(2,121)	(4)
Net loans and leases	118,645	117,402	1
Bank owned life insurance	2,757	2,753	—
Accrued income and other receivables	1,496	1,573	(5)
Premises and equipment	1,096	1,156	(5)
Goodwill	5,561	5,571	—
Servicing rights and other intangible assets	718	712	1
Other assets	5,231	4,944	6
Total assets	$186,650	$182,906	2%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$148,867	$147,914	1%
Short-term borrowings	681	2,027	(66)
Long-term debt	12,822	9,686	32
Other liabilities	5,750	5,510	4
Total liabilities	168,120	165,137	2

Shareholders' equity
Preferred stock	2,484	2,167	15
Common stock	15	14	7
Capital surplus	15,363	15,309	—
Less treasury shares, at cost	(91)	(80)	(14)
Accumulated other comprehensive income (loss)	(3,622)	(3,098)	(17)
Retained earnings	4,334	3,419	27
Total Huntington shareholders’ equity	18,483	17,731	4
Non-controlling interest	47	38	24
Total equity	18,530	17,769	4
Total liabilities and equity	$186,650	$182,906	2%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,448,075,093	1,443,068,036
Treasury shares outstanding	7,391,874	6,322,052
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	882,500	557,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2023		2023		2023		2022		2022
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$49,422	41%	$49,834	41%	$50,039	42%	$48,121	41%	$46,724	40%
Commercial real estate:
Commercial	11,365	10	11,750	10	12,132	10	12,138	10	12,137	10
Construction	1,303	1	1,416	1	1,255	1	1,502	1	1,739	2
Commercial real estate	12,668	11	13,166	11	13,387	11	13,640	11	13,876	12
Lease financing	5,161	4	5,143	4	5,244	4	5,252	4	5,093	4
Total commercial	67,251	56	68,143	56	68,670	57	67,013	56	65,693	56
Consumer:
Residential mortgage	23,427	19	23,138	19	22,472	19	22,226	19	21,816	18
Automobile	12,724	11	12,819	11	13,187	11	13,154	11	13,430	11
Home equity	10,118	8	10,135	8	10,166	8	10,375	9	10,440	9
RV and marine	5,937	5	5,640	5	5,404	4	5,376	4	5,436	5
Other consumer	1,396	1	1,350	1	1,280	1	1,379	1	1,332	1
Total consumer	53,602	44	53,082	44	52,509	43	52,510	44	52,454	44
Total loans and leases	$120,853	100%	$121,225	100%	$121,179	100%	$119,523	100%	$118,147	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2023		2023		2023		2022		2022
Ending balances by business segment:
Consumer & Regional Banking	$66,202	55%	$65,374	54%	$64,387	53%	$64,080	54%	$63,603	54%
Commercial Banking	54,451	45	55,672	46	56,599	47	55,304	46	54,320	46
Treasury / Other	200	—	179	—	193	—	139	—	224	—
Total loans and leases	$120,853	100%	$121,225	100%	$121,179	100%	$119,523	100%	$118,147	100%

Average balances by business segment:
Consumer & Regional Banking	$65,738	55%	$64,782	54%	$64,209	54%	$63,836	54%	$63,468	55%
Commercial Banking	54,873	45	56,375	46	55,919	46	54,789	46	53,067	45
Treasury / Other	173	—	188	—	292	—	282	—	429	—
Total loans and leases	$120,784	100%	$121,345	100%	$120,420	100%	$118,907	100%	$116,964	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2023		2023		2023		2022		2022
Ending balances:
Total deposits by type:
Demand deposits - noninterest-bearing	$31,666	21%	$33,340	23%	$36,789	25%	$38,242	26%	$40,762	28%
Demand deposits - interest-bearing	39,822	27	40,387	27	39,827	28	43,136	29	43,673	30
Money market deposits	42,996	29	40,534	28	37,276	26	36,082	24	33,811	23
Savings and other domestic deposits	17,350	12	18,294	12	19,546	13	20,357	14	21,274	15
Core certificates of deposit (1)	12,372	8	10,314	7	6,981	5	4,324	3	2,115	1
Total core deposits	144,206	97	142,869	97	140,419	97	142,141	96	141,635	97
Other domestic deposits of $250,000 or more	446	—	381	—	282	—	220	—	186	—
Negotiable CDS, brokered and other deposits	4,215	3	4,778	3	4,577	3	5,553	4	4,492	3
Total deposits	$148,867	100%	$148,028	100%	$145,278	100%	$147,914	100%	$146,313	100%

Total core deposits:
Commercial	$61,379	43%	$61,450	43%	$61,132	44%	$64,107	45%	$65,151	46%
Consumer	82,827	57	81,419	57	79,287	56	78,034	55	76,484	54
Total core deposits	$144,206	100%	$142,869	100%	$140,419	100%	$142,141	100%	$141,635	100%

Total deposits by business segment:
Consumer & Regional Banking	$108,183	73%	$106,502	72%	$105,339	72%	$105,064	71%	$104,716	72%
Commercial Banking	36,023	24	36,459	25	34,660	24	36,807	25	36,487	25
Treasury / Other	4,661	3	5,067	3	5,279	4	6,043	4	5,110	3
Total deposits	$148,867	100%	$148,028	100%	$145,278	100%	$147,914	100%	$146,313	100%

Average balances:
Total core deposits:
Commercial	$62,070	43%	$61,304	44%	$63,423	45%	$65,128	46%	$65,278	46%
Consumer	81,040	57	79,432	56	77,654	55	75,568	54	76,414	54
Total core deposits	$143,110	100%	$140,736	100%	$141,077	100%	$140,696	100%	$141,692	100%

Average deposits by business segment:
Consumer & Regional Banking	$106,300	72%	$104,593	71%	$104,151	71%	$103,820	71%	$105,174	72%
Commercial Banking	36,673	25	35,752	25	36,288	25	36,260	25	35,880	25
Treasury / Other	5,177	3	5,214	4	5,705	4	5,592	4	4,954	3
Total deposits	$148,150	100%	$145,559	100%	$146,144	100%	$145,672	100%	$146,008	100%
(1)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2023	2023	2023	2022	2022	2Q23	3Q22
Assets
Interest-bearing deposits at Federal Reserve Bank	$9,286	$11,052	$6,101	$4,615	$3,204	(16)	190
Interest-bearing deposits in banks	261	229	249	305	260	14	—
Securities:
Trading account securities	128	34	21	29	24	276	433
Available-for-sale securities:
Taxable	19,834	20,920	21,368	20,467	21,677	(5)	(9)
Tax-exempt	2,807	2,745	2,640	2,706	2,917	2	(4)
Total available-for-sale securities	22,641	23,665	24,008	23,173	24,594	(4)	(8)
Held-to-maturity securities - taxable	16,356	16,762	16,977	17,022	17,188	(2)	(5)
Other securities	859	1,263	886	857	804	(32)	7
Total securities	39,984	41,724	41,892	41,081	42,610	(4)	(6)
Loans held for sale	633	559	450	637	986	13	(36)
Loans and leases: (2)
Commercial:
Commercial and industrial	49,448	50,194	49,028	47,505	46,029	(1)	7
Commercial real estate:
Commercial	11,624	12,062	12,282	12,179	11,974	(4)	(3)
Construction	1,331	1,280	1,400	1,676	1,697	4	(22)
Commercial real estate	12,955	13,342	13,682	13,855	13,671	(3)	(5)
Lease financing	5,050	5,155	5,209	5,080	4,981	(2)	1
Total commercial	67,453	68,691	67,919	66,440	64,681	(2)	4
Consumer:
Residential mortgage	23,278	22,765	22,327	22,011	21,552	2	8
Automobile	12,747	12,927	13,245	13,284	13,514	(1)	(6)
Home equity	10,108	10,154	10,258	10,417	10,431	—	(3)
RV and marine	5,813	5,478	5,366	5,408	5,454	6	7
Other consumer	1,385	1,330	1,305	1,347	1,332	4	4
Total consumer	53,331	52,654	52,501	52,467	52,283	1	2
Total loans and leases	120,784	121,345	120,420	118,907	116,964	—	3
Total earning assets	170,948	174,909	169,112	165,545	164,024	(2)	4
Cash and due from banks	1,559	1,639	1,598	1,650	1,697	(5)	(8)
Goodwill and other intangible assets	5,722	5,734	5,759	5,771	5,781	—	(1)
All other assets	10,576	10,638	10,568	10,458	10,154	(1)	4
Allowance for loan and lease losses	(2,206)	(2,174)	(2,143)	(2,132)	(2,099)	(1)	(5)
Total assets	$186,599	$190,746	$184,894	$181,292	$179,557	(2)%	4%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$39,757	$39,772	$40,654	$42,705	$42,038	—%	(5)%
Money market deposits	41,445	38,753	37,301	34,390	34,058	7	22
Savings and other domestic deposits	17,774	18,826	19,877	20,831	21,439	(6)	(17)
Core certificates of deposit (3)	11,348	8,820	5,747	2,926	2,040	29	456
Other domestic deposits of $250,000 or more	406	320	252	198	193	27	110
Negotiable CDS, brokered and other deposits	4,634	4,502	4,815	4,777	4,124	3	12
Total interest-bearing deposits	115,364	110,993	108,646	105,827	103,892	4	11
Short-term borrowings	859	5,242	4,371	545	2,609	(84)	(67)
Long-term debt	13,772	16,252	11,047	12,650	8,251	(15)	67
Total interest-bearing liabilities	129,995	132,487	124,064	119,022	114,752	(2)	13
Demand deposits - noninterest-bearing	32,786	34,566	37,498	39,845	42,116	(5)	(22)
All other liabilities	5,028	4,796	5,056	4,929	4,340	5	16
Total liabilities	167,809	171,849	166,618	163,796	161,208	(2)	4
Total Huntington shareholders’ equity	18,741	18,844	18,231	17,458	18,317	(1)	2
Non-controlling interest	49	53	45	38	32	(8)	53
Total equity	18,790	18,897	18,276	17,496	18,349	(1)	2
Total liabilities and equity	$186,599	$190,746	$184,894	$181,292	$179,557	(2)%	4%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2023	2023	2023	2022	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	$127	$141	$71	$46	$19
Interest-bearing deposits in banks	4	5	5	5	2
Securities:
Trading account securities	1	1	—	—	—
Available-for-sale securities:
Taxable	259	252	232	198	165
Tax-exempt	37	33	29	28	25
Total available-for-sale securities	296	285	261	226	190
Held-to-maturity securities - taxable	99	102	102	100	95
Other securities	19	11	10	9	7
Total securities	415	399	373	335	292
Loans held for sale	10	8	7	8	13
Loans and leases:
Commercial:
Commercial and industrial	776	746	686	613	515
Commercial real estate:
Commercial	225	217	207	185	144
Construction	28	26	26	28	21
Commercial real estate	253	243	233	213	165
Lease financing	73	71	68	66	63
Total commercial	1,102	1,060	987	892	743
Consumer:
Residential mortgage	213	200	190	183	174
Automobile	145	134	129	125	120
Home equity	195	187	181	172	143
RV and marine	73	63	58	61	59
Other consumer	40	39	36	36	32
Total consumer	666	623	594	577	528
Total loans and leases	1,768	1,683	1,581	1,469	1,271
Total earning assets	$2,324	$2,236	$2,037	$1,863	$1,597

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$199	$167	$132	$102	$42
Money market deposits	327	255	172	75	25
Savings and other domestic deposits	6	6	3	2	1
Core certificates of deposit (3)	119	83	43	10	1
Other domestic deposits of $250,000 or more	4	2	2	1	—
Negotiable CDS, brokered and other deposits	58	57	54	45	23
Total interest-bearing deposits	713	570	406	235	92
Short-term borrowings	17	74	60	10	22
Long-term debt	215	235	153	147	71
Total interest-bearing liabilities	945	879	619	392	185
Net interest income	$1,379	$1,357	$1,418	$1,471	$1,412
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis (1)	2023	2023	2023	2022	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	5.45%	5.12%	4.65%	3.99%	2.39%
Interest-bearing deposits in banks	6.59	7.79	8.50	5.72	3.31
Securities:
Trading account securities	4.98	4.92	5.37	5.45	4.12
Available-for-sale securities:
Taxable	5.22	4.82	4.34	3.87	3.06
Tax-exempt	5.08	4.87	4.40	4.21	3.39
Total available-for-sale securities	5.20	4.83	4.35	3.91	3.09
Held-to-maturity securities - taxable	2.43	2.42	2.41	2.34	2.21
Other securities	9.22	3.47	4.35	4.15	3.21
Total securities	4.15	3.82	3.56	3.26	2.74
Loans held for sale	6.42	6.05	5.85	5.42	4.98
Loans and leases: (2)
Commercial:
Commercial and industrial	6.15	5.87	5.60	5.06	4.37
Commercial real estate:
Commercial	7.55	7.14	6.73	5.93	4.72
Construction	8.30	7.96	7.40	6.54	4.95
Commercial real estate	7.63	7.22	6.80	6.01	4.75
Lease financing	5.60	5.45	5.25	5.02	4.95
Total commercial	6.39	6.10	5.82	5.25	4.50
Consumer:
Residential mortgage	3.66	3.51	3.41	3.33	3.23
Automobile	4.51	4.17	3.94	3.74	3.53
Home equity	7.66	7.42	7.14	6.57	5.43
RV and marine	4.96	4.59	4.42	4.45	4.29
Other consumer	11.67	11.59	11.18	10.38	9.55
Total consumer	4.97	4.74	4.57	4.37	4.02
Total loans and leases	5.76	5.51	5.27	4.86	4.28
Total earning assets	5.39	5.13	4.89	4.46	3.86
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.98	1.68	1.32	0.94	0.40
Money market deposits	3.12	2.64	1.87	0.86	0.29
Savings and other domestic deposits	0.15	0.11	0.07	0.03	0.02
Core certificates of deposit (3)	4.17	3.78	3.01	1.42	0.10
Other domestic deposits of $250,000 or more	3.78	3.27	2.45	1.31	0.35
Negotiable CDS, brokered and other deposits	4.93	5.07	4.56	3.74	2.25
Total interest-bearing deposits	2.45	2.06	1.52	0.88	0.35
Short-term borrowings	7.60	5.70	5.56	7.71	3.31
Long-term debt	6.27	5.79	5.52	4.66	3.40
Total interest-bearing liabilities	2.88	2.66	2.02	1.31	0.64
Net interest rate spread	2.51	2.47	2.87	3.15	3.22
Impact of noninterest-bearing funds on margin	0.69	0.64	0.53	0.37	0.20
Net interest margin	3.20%	3.11%	3.40%	3.52%	3.42%

Commercial Loan Derivative Impact
(Unaudited)	Quarterly Average Rates
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis (1)	2023	2023	2023	2022	2022
Commercial loans (2)(4)	7.09%	6.82%	6.42%	5.68%	4.62%
Impact of commercial loan derivatives	(0.70)	(0.72)	(0.60)	(0.43)	(0.12)
Total commercial - as reported	6.39%	6.10%	5.82%	5.25%	4.50%
Average 1 Month LIBOR		5.09%	4.62%	3.89%	2.46%
Average SOFR	5.23%	4.97%	4.50%	3.61%	2.14%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.
(4)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Interest income	$2,313	$2,225	$2,028	$1,854	$1,589
Interest expense	945	879	619	392	185
Net interest income	1,368	1,346	1,409	1,462	1,404
Provision for credit losses	99	92	85	91	106
Net interest income after provision for credit losses	1,269	1,254	1,324	1,371	1,298
Service charges on deposit accounts	97	87	83	89	93
Card and payment processing income	103	102	93	96	96
Capital markets fees	49	57	59	83	73
Trust and investment management services	62	68	62	61	60
Mortgage banking income	27	33	26	25	26
Leasing revenue	32	25	26	35	29
Insurance income	31	30	34	31	28
Gain on sale of loans	2	8	3	2	15
Bank owned life insurance income	18	16	16	15	13
Net (losses) gains on sales of securities	—	(5)	1	—	—
Other noninterest income	88	74	109	62	65
Total noninterest income	509	495	512	499	498
Personnel costs	622	613	649	630	614
Outside data processing and other services	149	148	151	147	145
Equipment	65	64	64	67	60
Net occupancy	67	54	60	61	63
Marketing	29	32	25	22	24
Professional services	27	21	16	21	18
Deposit and other insurance expense	25	23	20	14	15
Amortization of intangibles	12	13	13	13	13
Lease financing equipment depreciation	6	8	8	9	11
Other noninterest expense	88	74	80	93	90
Total noninterest expense	1,090	1,050	1,086	1,077	1,053
Income before income taxes	688	699	750	793	743
Provision for income taxes	136	134	144	144	146
Income after income taxes	552	565	606	649	597
Income attributable to non-controlling interest	5	6	4	4	3
Net income attributable to Huntington	547	559	602	645	594
Dividends on preferred shares	37	40	29	28	29
Net income applicable to common shares	$510	$519	$573	$617	$565

Average common shares - basic	1,448	1,446	1,443	1,443	1,443
Average common shares - diluted	1,468	1,466	1,469	1,468	1,465

Per common share
Net income - basic	$0.35	$0.36	$0.40	$0.43	$0.39
Net income - diluted	0.35	0.35	0.39	0.42	0.39
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,368	$1,346	$1,409	$1,462	$1,404
FTE adjustment	11	11	9	9	8
Net interest income (1)	1,379	1,357	1,418	1,471	1,412
Noninterest income	509	495	512	499	498
Total revenue (1)	$1,888	$1,852	$1,930	$1,970	$1,910
(1) On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2023	2023	2023	2022	2022	2Q23	3Q22
Net origination and secondary marketing income	$18	$23	$16	$16	$25	(22)%	(28)%
Net mortgage servicing income
Loan servicing income	24	23	23	22	22	4	9
Amortization of capitalized servicing	(13)	(12)	(10)	(11)	(14)	(8)	7
Operating income	11	11	13	11	8	—	38
MSR valuation adjustment (1)	38	15	(12)	2	17	153	124
(Losses) gains due to MSR hedging	(38)	(15)	9	(4)	(24)	(153)	(58)
Net MSR risk management	—	—	(3)	(2)	(7)	—	100
Total net mortgage servicing income	$11	$11	$10	$9	$1	—%	1,000%
All other	(2)	(1)	—	—	—	(100)	(100)
Mortgage banking income	$27	$33	$26	$25	$26	(18)%	4%

Mortgage origination volume	$2,020	$2,504	$1,412	$1,719	$2,491	(19)%	(19)%
Mortgage origination volume for sale	1,195	1,239	809	889	1,339	(4)	(11)

Third party mortgage loans serviced (2)	32,965	32,712	32,496	32,354	31,988	1	3
Mortgage servicing rights (2)	547	505	485	494	486	8	13
MSR % of investor servicing portfolio (2)	1.66%	1.55%	1.49%	1.53%	1.52%	7%	9%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2023	2023	2023	2022	2022
Allowance for loan and lease losses, beginning of period	$2,177	$2,142	$2,121	$2,110	$2,074
Loan and lease charge-offs	(131)	(92)	(99)	(97)	(83)
Recoveries of loans and leases previously charged-off	58	43	42	47	39
Net loan and lease charge-offs	(73)	(49)	(57)	(50)	(44)
Provision for loan and lease losses	104	84	78	61	80
Allowance for loan and lease losses, end of period	2,208	2,177	2,142	2,121	2,110
Allowance for unfunded lending commitments, beginning of period	165	157	150	120	94
Provision for unfunded lending commitments	(5)	8	7	30	26
Allowance for unfunded lending commitments, end of period	160	165	157	150	120
Total allowance for credit losses, end of period	$2,368	$2,342	$2,299	$2,271	$2,230
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.83%	1.80%	1.77%	1.77%	1.79%
Nonaccrual loans and leases (NALs)	373	427	402	373	351
Nonperforming assets (NPAs)	348	391	371	357	336
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.96%	1.93%	1.90%	1.90%	1.89%
Nonaccrual loans and leases (NALs)	400	459	431	400	371
Nonperforming assets (NPAs)	373	420	398	382	355

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2023	2023	2023	2022	2022
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$973	$994	$967	$939	$914
Commercial real estate	483	442	440	433	450
Lease financing	48	47	50	52	50
Total commercial	1,504	1,483	1,457	1,424	1,414
Consumer
Residential mortgage	200	194	176	187	178
Automobile	143	144	151	141	118
Home equity	115	119	118	105	126
RV and marine	151	145	144	143	127
Other consumer	95	92	96	121	147
Total consumer	704	694	685	697	696
Total allowance for loan and lease losses	2,208	2,177	2,142	2,121	2,110
Allowance for unfunded lending commitments	160	165	157	150	120
Total allowance for credit losses	$2,368	$2,342	$2,299	$2,271	$2,230

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2023	2023	2023	2022	2022
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$32	$20	$16	$9	$16
Commercial real estate	11	7	18	7	(3)
Lease financing	2	—	(5)	5	2
Total commercial	45	27	29	21	15
Consumer:
Residential mortgage	1	1	—	—	(1)
Automobile	4	3	5	3	3
Home equity	—	—	(1)	—	(2)
RV and marine	3	2	2	2	2
Other consumer	20	16	22	24	27
Total consumer	28	22	28	29	29
Total net charge-offs	$73	$49	$57	$50	$44

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.26%	0.15%	0.13%	0.08%	0.14%
Commercial real estate	0.35	0.23	0.51	0.20	(0.07)
Lease financing	0.12	—	(0.37)	0.40	0.17
Total commercial	0.27	0.16	0.17	0.13	0.10
Consumer:
Residential mortgage	0.01	0.01	0.01	(0.01)	(0.02)
Automobile	0.14	0.10	0.14	0.12	0.07
Home equity	(0.01)	(0.02)	(0.02)	(0.04)	(0.07)
RV and marine	0.16	0.13	0.18	0.15	0.17
Other consumer	6.09	5.17	6.37	7.08	8.09
Total consumer	0.21	0.17	0.21	0.22	0.22
Net charge-offs as a % of average loans and leases	0.24%	0.16%	0.19%	0.17%	0.15%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2023	2023	2023	2022	2022
Nonaccrual loans and leases (NALs):
Commercial and industrial	$314	$267	$273	$288	$288
Commercial real estate	102	75	86	92	110
Lease financing	14	15	14	18	30
Residential mortgage	75	73	81	90	94
Automobile	4	4	4	4	4
Home equity	82	75	74	76	75
RV and marine	1	1	1	1	1
Total nonaccrual loans and leases	592	510	533	569	602
Other real estate, net	14	18	20	11	11
Other NPAs (1)	28	29	25	14	14
Total nonperforming assets	$634	$557	$578	$594	$627

Nonaccrual loans and leases as a % of total loans and leases	0.49%	0.42%	0.44%	0.48%	0.51%
NPA ratio (2)	0.52	0.46	0.48	0.50	0.53
(NPA+90days)/(Loan+OREO) (3)	0.66	0.60	0.63	0.67	0.72

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2023	2023	2023	2022	2022
Nonperforming assets, beginning of period	$557	$578	$594	$627	$682
New nonperforming assets	252	188	237	251	119
Returns to accruing status	(23)	(34)	(73)	(84)	(42)
Charge-offs	(62)	(42)	(54)	(54)	(39)
Payments	(85)	(118)	(124)	(144)	(89)
Sales	(5)	(15)	(2)	(2)	(4)
Nonperforming assets, end of period	$634	$557	$578	$594	$627
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2023	2023	2023	2022	2022
Accruing loans and leases past due 90+ days:
Commercial and industrial	$—	$7	$12	$23	$29
Lease financing	7	12	10	9	18
Residential mortgage (excluding loans guaranteed by the U.S. Government)	22	18	20	21	17
Automobile	8	6	7	9	6
Home equity	19	18	18	15	12
RV and marine	2	2	2	3	2
Other consumer	3	3	2	2	3
Total, excl. loans guaranteed by the U.S. Government	61	66	71	82	87
Add: loans guaranteed by U.S. Government	102	103	114	125	136
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$163	$169	$185	$207	$223

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.05%	0.05%	0.06%	0.07%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.08	0.08	0.09	0.10	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.14	0.14	0.15	0.17	0.19

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2023	2023	2023	2022	2022
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$18,483	$18,788	$18,758	$17,731	$17,136
Regulatory capital adjustments:
CECL transitional amount (2)	219	219	219	328	328
Shareholders’ preferred equity and related surplus	(2,494)	(2,494)	(2,494)	(2,177)	(2,177)
Accumulated other comprehensive loss	3,622	3,006	2,755	3,098	3,276
Goodwill and other intangibles, net of taxes	(5,605)	(5,620)	(5,636)	(5,663)	(5,675)
Deferred tax assets from tax loss and credit carryforwards	(14)	(14)	(14)	(27)	(29)
Common equity tier 1 capital	14,211	13,885	13,588	13,290	12,859
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,494	2,494	2,494	2,177	2,177
Tier 1 capital	16,705	16,379	16,082	15,467	15,036
Long-term debt and other tier 2 qualifying instruments	1,383	1,394	1,395	1,424	1,441
Qualifying allowance for loan and lease losses	1,758	1,767	1,779	1,682	1,637
Tier 2 capital	3,141	3,161	3,174	3,106	3,078
Total risk-based capital	$19,846	$19,540	$19,256	$18,573	$18,114
Risk-weighted assets (RWA)(1)	$140,664	$141,432	$142,335	$141,940	$138,759
Common equity tier 1 risk-based capital ratio (1)	10.10%	9.82%	9.55%	9.36%	9.27%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.43	9.01	8.79	8.60	8.51
Tier 1 risk-based capital ratio (1)	11.88	11.58	11.30	10.90	10.84
Total risk-based capital ratio (1)	14.11	13.82	13.53	13.09	13.05
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	7.33	7.50	7.43	6.93	6.66
(1)September 30, 2023, figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of March 31, 2023, June 30, 2023 and September 30, 2023, 50% of the cumulative CECL deferral has been phased in. As of September 30, 2022 and December 31, 2022, 25% of the cumulative CECL deferral has been phased in.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions)
Average - basic	1,448	1,446	1,443	1,443	1,443
Average - diluted	1,468	1,466	1,469	1,468	1,465
Ending	1,448	1,448	1,444	1,443	1,443
Tangible book value per common share (1)	$7.12	$7.33	$7.32	$6.82	$6.40

Non-regulatory capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2023	2023	2023	2022	2022
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$18,483	$18,788	$18,758	$17,731	$17,136
Goodwill and other intangible assets	(5,716)	(5,728)	(5,741)	(5,766)	(5,775)
Deferred tax liability on other intangible assets (1)	33	35	38	41	43
Total tangible equity	12,800	13,095	13,055	12,006	11,404
Preferred equity	(2,484)	(2,484)	(2,484)	(2,167)	(2,167)
Total tangible common equity	$10,316	$10,611	$10,571	$9,839	$9,237
Total assets	$186,650	$188,505	$189,070	$182,906	$179,402
Goodwill and other intangible assets	(5,716)	(5,728)	(5,741)	(5,766)	(5,775)
Deferred tax liability on other intangible assets (1)	33	35	38	41	43
Total tangible assets	$180,967	$182,812	$183,367	$177,181	$173,670
Tangible equity / tangible asset ratio	7.07%	7.16%	7.12%	6.78%	6.57%
Tangible common equity / tangible asset ratio	5.70	5.80	5.77	5.55	5.32
Other data:
Number of employees (Average full-time equivalent)	19,826	20,200	20,198	20,007	19,997
Number of domestic full-service branches (2)	1,001	1,001	1,001	1,032	1,032
ATM Count	1,631	1,641	1,668	1,695	1,715
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2023	2022	Amount	Percent
Assets
Interest-bearing deposits at Federal Reserve Bank	$8,825	$4,629	$4,196	91%
Interest-bearing deposits in banks	246	200	46	23
Securities:
Trading account securities	61	33	28	85
Available-for-sale securities:
Taxable	20,702	22,509	(1,807)	(8)
Tax-exempt	2,731	2,887	(156)	(5)
Total available-for-sale securities	23,433	25,396	(1,963)	(8)
Held-to-maturity securities - taxable	16,696	16,336	360	2
Other securities	1,003	841	162	19
Total securities	41,193	42,606	(1,413)	(3)
Loans held for sale	548	1,086	(538)	(50)
Loans and leases: (2)
Commercial:
Commercial and industrial	49,559	44,641	4,918	11
Commercial real estate:
Commercial	11,987	11,635	352	3
Construction	1,336	1,777	(441)	(25)
Commercial real estate	13,323	13,412	(89)	(1)
Lease financing	5,137	4,938	199	4
Total commercial	68,019	62,991	5,028	8
Consumer:
Residential mortgage	22,793	20,536	2,257	11
Automobile	12,971	13,512	(541)	(4)
Home equity	10,173	10,406	(233)	(2)
RV and marine	5,554	5,293	261	5
Other consumer	1,341	1,301	40	3
Total consumer	52,832	51,048	1,784	3
Total loans and leases	120,851	114,039	6,812	6
Total earning assets	171,663	162,560	9,103	6
Cash and due from banks	1,598	1,672	(74)	(4)
Goodwill and other intangible assets	5,738	5,660	78	1
All other assets	10,594	10,092	502	5
Allowance for loan and lease losses	(2,174)	(2,067)	(107)	(5)
Total assets	$187,419	$177,917	$9,502	5%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$40,058	$41,467	$(1,409)	(3)%
Money market deposits	39,181	33,512	5,669	17
Savings and other domestic deposits	18,818	21,480	(2,662)	(12)
Core certificates of deposit (3)	8,659	2,274	6,385	NM
Other domestic deposits of $250,000 or more	326	244	82	34
Negotiable CDS, brokered and other deposits	4,650	3,522	1,128	32
Total interest-bearing deposits	111,692	102,499	9,193	9
Short-term borrowings	3,478	3,139	339	11
Long-term debt	13,700	7,401	6,299	85
Total interest-bearing liabilities	128,870	113,039	15,831	14
Demand deposits - noninterest-bearing	34,933	42,157	(7,224)	(17)
All other liabilities	4,960	4,158	802	19
Total Liabilities	168,763	159,354	9,409	6
Total Huntington shareholders’ equity	18,607	18,534	73	—
Non-controlling interest	49	29	20	69
Total equity	$18,656	$18,563	$93	1
Total liabilities and equity	$187,419	$177,917	$18,911	5%
NM - Not Meaningful
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in millions)	2023	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	$339	$29
Interest-bearing deposits in banks	14	3
Securities:
Trading account securities	2	1
Available-for-sale securities:
Taxable	743	378
Tax-exempt	99	66
Total available-for-sale securities	842	444
Held-to-maturity securities - taxable	303	251
Other securities	40	18
Total securities	1,187	714
Loans held for sale	25	33
Loans and leases:
Commercial:
Commercial and industrial	2,208	1,343
Commercial real estate:
Commercial	649	335
Construction	80	54
Commercial real estate	729	389
Lease financing	212	185
Total commercial	3,149	1,917
Consumer:
Residential mortgage	603	478
Automobile	408	347
Home equity	563	360
RV and marine	194	166
Other consumer	115	90
Total consumer	1,883	1,441
Total loans and leases	5,032	3,358
Total earning assets	$6,597	$4,137
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$498	$56
Money market deposits	754	37
Savings and other domestic deposits	15	3
Core certificates of deposit (3)	245	2
Other domestic deposits of $250,000 or more	8	—
Negotiable CDS, brokered and other deposits	169	30
Total interest-bearing deposits	1,689	128
Short-term borrowings	151	36
Long-term debt	603	140
Total interest-bearing liabilities	2,443	304
Net interest income	$4,154	$3,833
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2023	2022
Assets
Interest-bearing deposits at Federal Reserve Bank	5.12%	0.84%
Interest-bearing deposits in banks	7.60	1.85
Securities:
Trading account securities	4.98	3.75
Available-for-sale securities:
Taxable	4.79	2.24
Tax-exempt	4.79	3.04
Total available-for-sale securities	4.79	2.33
Held-to-maturity securities - taxable	2.42	2.05
Other securities	5.37	2.83
Total securities	3.84	2.23
Loans held for sale	6.13	4.00
Loans and leases: (2)
Commercial:
Commercial and industrial	5.88	3.97
Commercial real estate:
Commercial	7.14	3.80
Construction	7.88	4.04
Commercial real estate	7.21	3.83
Lease financing	5.44	4.95
Total commercial	6.10	4.01
Consumer:
Residential mortgage	3.53	3.10
Automobile	4.20	3.44
Home equity	7.40	4.62
RV and marine	4.67	4.19
Other consumer	11.49	9.21
Total consumer	4.76	3.77
Total loans and leases	5.52	3.91
Total earning assets	5.14%	3.40%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.66%	0.18%
Money market deposits	2.57	0.15
Savings and other domestic deposits	0.11	0.02
Core certificates of deposit (3)	3.79	0.10
Other domestic deposits of $250,000 or more	3.27	0.24
Negotiable CDS, brokered and other deposits	4.85	1.14
Total interest-bearing deposits	2.02	0.17
Short-term borrowings	5.80	1.52
Long-term debt	5.87	2.51
Total interest-bearing liabilities	2.53	0.36
Net interest rate spread	2.61	3.04
Impact of noninterest-bearing funds on margin	0.63	0.11
Net interest margin	3.24%	3.15%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2023	2022
Commercial loans (2)(4)	6.77%	3.93%
Impact of commercial loan derivatives	(0.67)	0.08
Total commercial - as reported	6.10%	4.01%
Average 1 Month LIBOR		1.24%
Average SOFR	4.90%	0.99%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Includes the impact of nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.
(4)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2023	2022	Amount	Percent
Interest income	$6,566	$4,115	$2,451	60%
Interest expense	2,443	304	2,139	NM
Net interest income	4,123	3,811	312	8
Provision for credit losses	276	198	78	39
Net interest income after provision for credit losses	3,847	3,613	234	6
Service charges on deposit accounts	267	295	(28)	(9)
Card and payment processing income	298	278	20	7
Capital markets fees	165	169	(4)	(2)
Trust and investment management services	192	188	4	2
Mortgage banking income	86	119	(33)	(28)
Leasing revenue	83	91	(8)	(9)
Insurance income	95	86	9	10
Gain on sale of loans	13	55	(42)	(76)
Bank owned life insurance income	50	41	9	22
Net (losses) gains on sales of securities	(4)	—	(4)	(100)
Other noninterest income	271	160	111	69
Total noninterest income	1,516	1,482	34	2
Personnel costs	1,884	1,771	113	6
Outside data processing and other services	448	463	(15)	(3)
Equipment	193	202	(9)	(4)
Net occupancy	181	185	(4)	(2)
Marketing	86	69	17	25
Professional services	64	56	8	14
Deposit and other insurance expense	68	53	15	28
Amortization of intangibles	38	40	(2)	(5)
Lease financing equipment depreciation	22	36	(14)	(39)
Other noninterest expense	242	249	(7)	(3)
Total noninterest expense	3,226	3,124	102	3
Income before income taxes	2,137	1,971	166	8
Provision for income taxes	414	371	43	12
Income after income taxes	1,723	1,600	123	8
Income attributable to non-controlling interest	15	7	8	114
Net income attributable to Huntington	1,708	1,593	115	7
Dividends on preferred shares	106	85	21	25
Net income applicable to common shares	$1,602	$1,508	$94	6%
Average common shares - basic	1,446	1,441	5	—
Average common shares - diluted	1,468	1,464	4	—
Per common share
Net income - basic	$1.11	$1.05	$0.06	6%
Net income - diluted	1.09	1.03	0.06	6
Cash dividends declared	0.465	0.465	—	—
Revenue - fully taxable equivalent (FTE)
Net interest income	$4,123	$3,811	$312	8%
FTE adjustment	31	22	9	41
Net interest income (1)	4,154	3,833	321	8
Noninterest income	1,516	1,482	34	2
Total revenue (1)	$5,670	$5,315	$355	7%
NM - Not Meaningful
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2023	2022	Amount	Percent
Net origination and secondary marketing income	$57	$89	$(32)	(36)%
Net mortgage servicing income
Loan servicing income	70	66	4	6
Amortization of capitalized servicing	(35)	(45)	10	22
Operating income	35	21	14	67
MSR valuation adjustment (1)	41	112	(71)	(63)
(Losses) gains due to MSR hedging	(44)	(105)	61	58
Net MSR risk management	(3)	7	(10)	—
Total net mortgage servicing income	32	28	4	14
All other	(3)	2	(5)	NM
Mortgage banking income	$86	$119	$(33)	(28)%

Mortgage origination volume	$5,936	$8,738	$(2,802)	(32)%
Mortgage origination volume for sale	3,243	4,121	(878)	(21)

Third party mortgage loans serviced (2)	32,965	31,988	977	3
Mortgage servicing rights (2)	547	486	61	13
MSR % of investor servicing portfolio (2)	1.66%	1.52%	0.14%	9%
NM - Not Meaningful
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2023	2022
Allowance for loan and lease losses, beginning of period	$2,121	$2,030
Loan and lease charge-offs	(322)	(216)
Recoveries of loans and leases previously charged off	143	145
Net loan and lease charge-offs	(179)	(71)
Provision for loan and lease losses	266	151
Allowance for loan and lease losses, end of period	2,208	2,110
Allowance for unfunded lending commitments, beginning of period	$150	$77
Provision for unfunded lending commitments	10	43
Allowance for unfunded lending commitments, end of period	160	120
Total allowance for credit losses, end of period	$2,368	$2,230
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.83%	1.79%
Nonaccrual loans and leases (NALs)	373	351
Nonperforming assets (NPAs)	348	336
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.96%	1.89%
Nonaccrual loans and leases (NALs)	400	371
Nonperforming assets (NPAs)	373	355

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2023	2022
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$68	$(11)
Commercial real estate	36	1
Lease financing	(3)	4
Total commercial	101	(6)
Consumer:
Residential mortgage	2	(2)
Automobile	12	3
Home equity	(1)	(5)
RV and marine	7	6
Other consumer	58	75
Total consumer	78	77
Total net charge-offs	$179	$71

	Nine Months Ended September 30,
	2023	2022
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.18%	(0.03)%
Commercial real estate	0.37	0.01
Lease financing	(0.08)	0.11
Total commercial	0.20	(0.01)
Consumer:
Residential mortgage	0.01	(0.01)
Automobile	0.13	0.03
Home equity	(0.02)	(0.06)
RV and marine	0.16	0.16
Other consumer	5.88	7.72
Total consumer	0.20	0.20
Net charge-offs as a % of average loans	0.20%	0.08%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in millions)	2023	2022
Nonaccrual loans and leases (NALs):
Commercial and industrial	$314	$288
Commercial real estate	102	110
Lease financing	14	30
Residential mortgage	75	94
Automobile	4	4
Home equity	82	75
RV and marine	1	1
Total nonaccrual loans and leases	592	602
Other real estate, net	14	11
Other NPAs (1)	28	14
Total nonperforming assets (2)	$634	$627

Nonaccrual loans and leases as a % of total loans and leases	0.49%	0.51%
NPA ratio (3)	0.52	0.53

	Nine Months Ended September 30,
(dollar amounts in millions)	2023	2022
Nonperforming assets, beginning of period	$594	$750
New nonperforming assets	677	504
Returns to accruing status	(130)	(180)
Charge-offs	(158)	(97)
Payments	(327)	(341)
Sales	(22)	(9)
Nonperforming assets, end of period (3)	$634	$627
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following tables provide the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure.

	Three Months Ended
	September 30,	June 30,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2023	2023	2022	2Q23	3Q22
Pre-Provision Net Revenue (PPNR)
Total revenue (GAAP)	$1,877	$1,841	$1,902
FTE adjustment	11	11	8
Total revenue (FTE) (a)	1,888	1,852	1,910
Less: net (loss)/gain on securities	—	(5)	—
Total revenue (FTE), excluding net gain/(loss) on securities and notable items (b)	1,888	1,857	1,910

Noninterest expense (GAAP) (c)	1,090	1,050	1,053
Less: Notable items	15	—	10
Noninterest expense, excluding notable items (d)	1,075	1,050	1,043

PPNR (a-c)	798	802	857	—%	(7)%
PPNR, adjusted (b-d)	813	807	867	1%	(6)%